Exhibit 99.2 Acriv Acrivon on Thera Therapeutics peutics ACRIVON PREDICTIVE PRECISION PROTEOMICS (AP3): DRUG-TAILORED PATIENT SELECTION FOR CLINIC AL SUCCESS CORPORATE PRESENTATION SEPTEMBER 2023

FORWARD -LOOKING STATEMENTS Certain information contained in this presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding our future results of operations or financial condition, business strategy and plans and objectives of management for future operations. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions. Our forward-looking statements are based primarily on our current expectations and projections about future events and trends that we believe may affect our business, financial condition and results of operations. The outcome of the events described in the forward-looking statements is subject to risks and uncertainties, including the factors described in our filings with the U.S. Securities and Exchange Commission. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this presentation. The results, events, and circumstances reflected in the forward-looking statements may not be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this presentation. We undertake no obligation to update any forward-looking statements or to reflect new information or the occurrence of unanticipated events, except as required by law. 2 ACRIVON THERAPEUTICS

ACRIVON THERAPEUTICS: DRUG-TAILORED PATIENT SELECTION

AIMING TO OVERCOME THE KEY ATTRITION FACTOR PREVENTING CLINICALLY ACTIVE DRUGS FROM REACHING MARKET

AP3 Platform

- Acrivon's proprietary proteomics-based predictive precision medicine platform
- Applied where NGS/genetics is insufficient and for our internal pipeline



DNA
RNA
Protein
Dysregulated Protein
Drug
Dysregulated Pathways
CANCER

OncoSignature Test

- Our proprietary predictive drug-tailored biopsy test
- Extensively evaluated in prospective preclinical studies, including on blinded pretreatment tumor biopsies from past trials



ACR-368 (Prexasertib)

- Clinically active (15-20% ORR) Phase 2 DNA Damage Response (DDR) inhibitor licensed from Eli Lilly & Co.
- Now being developed with OncoSignature patient selection for increased ORR with registrational intent



Predicted Non-Responders
Predicted Responders
Tumor fractional change
0.9
0.6
0.3
0.0
(0.3)
(0.9)
ORR = 0%
ORR = 47%
PD SD PD PD PD SD SD SD
PD SD SD SD SD SD SD SD PR PR PR PR PR PR PR

Pipeline

- Monotherapy candidate ACR-2316, a selective, dual WEE1/PKMYT1 inhibitor, in IND-enabling studies
- Additional co-crystallography programs leveraging AP3 to optimize target selectivity profile and indication finding for monotherapy



3 ACRIVON THERAPEUTICS

ACCOMPLISHED LEADERSHIP TEAM



Peter Blume-Jensen, M.D., Ph.D.
CEO, President, Founder

- Executive Serono, Merck & Co., Daiichi Sankyo
- CSO Metamark - Marketed prostate proteomic test ProMark®
- Inventor AP3 pt. selection platform



Rasmus Holm-Jorgensen
Chief Financial Officer

- Novo Nordisk Finance and IR
- Synageva pipeline expansion and $9bn sale to Alexion
- Kiniksa founding team, IPO and commercial launch



Erick Gamelin, M.D., Ph.D.
Chief Medical Officer

- Professor, CEO, large national cancer center and hospital
- Executive Amgen, Pfizer, Dynavax, MacroGenics; CMO STEP Pharma
- Led >100 ph 1-3 oncology trials



Eric Devroe, Ph.D.
Chief Operating Officer

- Founder and CEO, Opsonix
- Business executive MD Anderson Cancer Center and Metamark
- EIR Wyss Institute, Harvard
- Associate, Flagship Pioneering



Kristina Masson, Ph.D., M.B.A
Site Head Acrivon AB, Co-Founder
EVP Business Operations

- Cross-functional Leadership Merrimack Pharmaceuticals, MIT/BROAD
- Founder and CEO, OncoSignature AB (acquired by Acrivon Therapeutics)



Mary-Alice Miller, J.D.
SVP, General Counsel



Adam Levy, Ph.D., M.B.A.
SVP, Investor Relations and Corporate Affairs



Praveen Marapaka, Ph.D.
SVP, Global Regulatory Affairs



John van Duzer, Ph.D.
SVP, CMC



Bruce Close
VP, Quality and Compliance



Joon Jung, Ph.D.
VP, Head, Data Science



Parvin Miah
VP, Head, Human Resources



Katie Peterson, C.P.A.
VP, Finance and Accounting



Monica Phadnis
VP, Clinical Operations



David Proia, Ph.D.
VP, Drug Discovery and Biology



Michail Shipitsin, Ph.D.
VP, Biomarker Development

MERCK | MERCK SERONO | Daiichi-Sankyo | AMGEN | MIRATI THERAPEUTICS | Pfizer | Biogen | Roche | Shire | Metamark | MD Anderson Cancer Center | SALK INSTITUTE Where cures begin. | BROAD INSTITUTE | The Novo Nordisk Foundation Center for Protein Research

4

ACRIVON THERAPEUTICS

ACRIVON THERAPEUTICS AT A GLANCE

ACRIVON THERAPEUTICS AT A GLANCE

Development Site (Boston)
- Drug and clinical biomarker assay development
- Clinical trials
- Market access pending approval

Precision-Proteomics Site (Lund/Copenhagen)
- Early pipeline drug programs
- BM identification and drug profiling
- Mass spectrometry

HQ LOCATED IN BOSTON - ACCESS TO LEADING DRUG DISCOVERY, BIOTECH, AND PHARMA







Peter Blume-Jensen
CEO, President, Co-Founder



Kristina Masson
EVP, Bus Ops, Site Head and Co-Founder



Jesper V. Olsen
Academic Co-Founder, Novo-Nordisk Foundation Protein Center, Cph.

PROTEOMIC HUB LOCATED IN MEDICON VALLEY - NORTHERN EUROPE'S LEADING LIFE SCIENCE CLUSTER





Founded 2018, IPO November 2022 (NASDAQ: ACRV)

For more information, please visit https://acrivon.com

5 ACRIVON THERAPEUTICS

ACRIVON PREDICTIVE PRECISION PROTEOMICS, AP3


DNA
RNA
Protein
Dysregulated Protein
P
P
Drug
Dysregulated Pathways
Akt
CANCER

Genomic Biomarkers are useful for patient selection in the smaller subset of cancers (<10%) with single gene driver mutations or known synthetic lethal context*

CANCER IS CAUSED BY DYSREGULATED PROTEIN ACTIVITY

Acrivon's AP3 platform directly measure the disease-driving, dysregulated proteins and is designed to enable an exact match with the drug mechanism-of-action independent of genetic alterations

(Acrivon meaning: "*Exact, Accurate*")

**Oncogenic Kinase Signaling: Blume-Jensen, P. and Hunter, T. Nature (2001)*
Synthetic lethality as an engine for cancer drug target discovery: Huang, A. et al. NatRevDrugDisc (2020)

6
ACRIVON THERAPEUTICS

AP3 PLATFORM ADDRESSES HIGH UNMET NEED BEYOND NGS-BASED PRECISION MEDICINE

Current Precision Oncology Approaches Only Scratching the Surface

- 72 unique approvals
- 51 drugs
- 31 genomic indications
- 18 cancer types
- Only 5% of patients respond

1st Gen Precision Oncology

Currently Unaddressed

95% of patients are currently unaddressed by traditional genetics-based precision oncology

Sources: Company Filings, ACS, CDC, NCI, Wall Street Research

Acrivon Positioned to Increase Precision Oncology Market Size

Precision Oncology 1.0

Herceptin trastuzumab
Approved indications:
HER2+ Breast Cancer
HER2+ Gastric Cancer

gleevec imatinib mesylate
Approved indications:
CML (BCR-ABL)
Ph+ ALL

Precision Oncology 2.0

LOXO: Solid Tumors (NTRK))
agios: IDH mutation in AML
ignyta: NSCLC (NTRK) and CRC (ROS1, ALK)
MIRATI: NSCLC (KRAS G12C)
TYRA: Bladder (FGFR3)
KINNATE: Class II and III BRAF kinase alterations: N/A
ELEVATION ONCOLOGY: Solid Tumors (NRG1)

Predictive Precision Proteomics

Acrivon Therapeutics

Aiming to make targeted therapeutic solutions available to broader group of cancer patients

7 ACRIVON THERAPEUTICS

AP3 PLATFORM: DRUG RESPONSE PREDICTION IN INDIVIDUAL PATIENTS


PROPRIETARY WORKFLOW INTEGRATING PROVEN TECHNOLOGIES
STEP 1
BIOMARKER IDENTIFICATION
STEP 2
THERAPEUTIC PACKAGE
Acrivon drug with predictive BM assay
STEP 3
PATIENT RESPONDERS
Optimal indications and combinations
AP3 DRUG PROFILING
HIGH RES PROTEOMICS BY MS
Resistant
Sensitive
AI-DRIVEN
OncoSignature®
No benefit
Benefit
CLINICAL SIGNATURE ASSAY
3-6 BIOMARKERS
PROSPECTIVE RESPONSE PREDICTION
ON PRETREATMENT BIOPSY
BIOMARKER VALIDATION
CELL LINES, PDX, HUMAN TISSUE


OncoSignature®
Predicted
Non-responder
Predicted
Responder
CLASS 1
BM
CLASS 2
BM
CLASS 3
BM
Patients without biomarkers critical
for drug sensitivity efficiently excluded

"Disease Pathway-Based Method to Generate Biomarker Panels Tailored to Specific Therapeutics for Individualized Treatments": EP 2 229 589, issued June 10, 2015; US2017/0067877A9, pending. OncoSignature® is a Registered Trademark: US Reg. No. 5,718,472; Int. Cl. 5, 42. Intl. Reg. 1382289

8
ACRIVON THERAPEUTICS

ACRIVON PIPELINE

Program	Indication	Preclinical	Phase 1	Phase 2	Phase 3	Anticipated Next Milestone
Single-Arm Trials Based on OncoSignature Prediction						
ACR-368 (CHK1/CHK2)	Platinum-Resistant Ovarian Cancer			ACR-368 Monotherapy		Initial Clinical Readouts in 2H 2023
			LDG Combination			
	Endometrial Cancer			ACR-368 Monotherapy		
			LDG Combination			
	Bladder Cancer			ACR-368 Monotherapy		
			LDG Combination			
Option to Initiate Additional Trials in HPV⁺ SCC (H&N, Anal, Cervical) and sarcomas						
ACR-2316 (WEE1/ PKMYT1)	OncoSignature-Predicted Monotherapy Sensitive Tumors	IND-Enabling Studies				IND Filing in Q4 2024
AP3-driven co-crystallography programs						Additional Development Candidates

Notes

ACR-368 Monotherapy	Registrational intent Phase 2 single arm trials based on predicted sensitivity to ACR-368 monotherapy in OncoSignature-positive patients
LDG Combination	Exploratory Phase 1b/2 single arm trials of ACR-368 in combination with low dose gemcitabine, or LDG, in OncoSignature-negative patients

9

ACRIVON THERAPEUTICS

ACR-368: A CLINICALLY ACTIVE PHASE 2 CHK1/2 INHIBITOR

- ATP-competitive inhibitor of CHK1 (0.9 nM) and CHK2 (8 nM)
- Good ADME properties, minimal drug-drug interaction (DDI) potential
- Discovered by Array Biopharma, acquired by Eli Lilly & Company
- CoM patent exp. Oct., 2030; Salt-form exp. Apr., 2037



ACR-368 (MW): 365.4



G2/M Checkpoint
CHK1
M
Cancer Cell Cycle
G_1
G_2
S
Defective G1/S Checkpoint
S Phase Checkpoint
CHK1

G1/S-defective cancers rely on CHK1-regulated cell cycle checkpoints

CHK1 pauses cell cycle to enable DNA repair

- **Durable monotherapy activity:** Platinum-resistant ovarian and squamous cell cancers (Anal and H&N)
- **Large safety database, favorable safety profile:** >1,000 patients treated (~50% mono, ~50% in combination)
- **Ideal for AP3 method:** Proven clinical activity, but requires patient responder identification to achieve sufficient ORR

10 ACRIVON THERAPEUTICS

CLINICAL OVERVIEW OF ACR-368 MONOTHERAPY (PAST DATA)

Indication	Trial	ORR# (confirmed)	Median DoR°	Reference
HGSOC* (BRCA wild type, primarily platinum-resistant)	Phase 2 single center (NCI)	29%	>10 months^	Lee et al, Lancet Oncology, 2018
HGSOC (BRCA wild type and mutant; platinum-resistant and refractory)	Phase 2 multi-center (Lilly)	12.1% (platinum-resistant)	5.6 months	Konstantinopoulos et al; Gynec. Oncol.: 2022
Squamous cell cancer (anal cancer, head & neck cancer [H&N])	Phase 1b multi-center (Lilly)	19% HPV+ H&N 15% anal cancer	7 months (HPV+ H&N) 12 months anal cancer	Hong et al, CCR, 2018

Dosing and Administration

- IV q14d (RP2D = 105 mg/m^2)

Safety summary

- Acceptable safety profile in >1,000 patients
  - No clinical or regulatory holds imposed across all clinical studies to date
- Primary adverse events ≥ grade 3 were hematological (manageable neutropenia and thrombocytopenia)
- Limited ≥ grade 3 non-hematological toxicities (≤7% for all AEs)
- Drug-related discontinuations <1-2%

*High grade serous ovarian cancer; ^Updated post-publication; # Overall response rate; °Duration of Response

11

ACRIVON THERAPEUTICS

PAST PHASE 2 TRIALS IN HIGH GRADE SEROUS OVARIAN CANCER NCI single-center Phase 2 study (N=28) Lilly-sponsored multi-center (46 center, 8 country) Phase 2 study (N=169) • Heavily pre-treated patients; median 5 prior lines • All lines of prior therapy, BRCA wt and mt, incl. prior PARPi • Pretreatment tumor biopsies mandated • Pretreatment tumor biopsies mandated RESULTS RESULTS • ORR 29%; mDoR >10 months (post-publication) • ORR 12.1% (excl. unconfirmed); mDoR =5.6 months mut mut • No genetic correlation with p53 , DDR , or CCNE1 • No correlation with genetic alterations 100 N = 169 PATIENTS COHORT DESCRIPTION PERCENT CONFIRMED ORR (95 % C.I.) Best response 50 Cohort 1 (53) Plat resistant BRCA wt; ≥3 lines of 11.3 (4.3 to 23.0) (N = 24 evaluable patients) prior therapy 0 Cohort 2 (46) Plat resistant BRCA wt; < 3 lines of 13.0 (4.9 to 26.3) prior therapy (50) Cohort 3 (41) Plat resistant BRCA mt, any line of 12.2 (4.1 to 26.2) therapy (must include prior PARPi ) Cohort 4 (29) Plat refractory, any BRCA, any line of 6.9 (0.8 to 22.8) (100) therapy Platinum-sensitive Platinum-resistant Platinum-refractory Still on study Study ID Lee et al; Lancet Oncology: 2018 Konstantinopoulos et al; Gynec. Oncol.: 2022 10 14 36 48 7 42 5 46 6 24 35 38 33 23 47 28 17 41 4 31 1 37 40 29 Number of previous lines of therapy 2 5 5 2 5 1 2 3 5 5 6 3 5 6 3 4 4 5 2 13 1 6 5 4 PFS (months) 2.0 2.0 2.0 2.0 2.0 9.5 2.0 2.0 8.0 4.0 8.5 3.0 16.0 4.0 7.5 10.0 13.0 3.5 9.0 7.5 9.0 13.5 12.5 16.5 Mutations in DDR genes CCNE1 gene amplification ü Past trials suggest unenriched all-comer ORR in HGS ovarian cancer is ~15-20% CCNE1 mRNA upregulation ü Durable clinical activity in most responders CCNE1 protein overexpression* ü No predictive biomarkers identified, need for alternative biomarker approach (ideal for AP3) Positive Negative Amplification Copy number gain Upregulation 12 ACRIVON THERAPEUTICS Best response (%)

DEVELOPMENT OF AP3-BASED PATIENT SELECTION ONCOSIGNATURE TESTS Technical Validation Functional Validation P-proteomics Cellular MOA (Intended use tissue) (Intended use tissue) Human cancer screening: Quantitative mapping Dose response, BM antibody validation ID of drug-sensitive >20,000 p-sites; knockdowns, drug by quantitative IF on cancers and proportions 25% drug-related combinations human and PDX of responders samples Final Drug-regulated DMSO 4NQO 4NQO+Prex OncoSignature phospho-sites and OVCAR3 Assay biological processes A2780 Prediction of drug sensitivity in cancer cell lines and PDX models Target engagement, Pathway visualization cell assays, imaging and reconstitution Patient responder Border: Most regulated Significant Not identified -14 -4 0 4 14 Log2 Intensity ratio prediction on pre- treatment tumor biopsies Literature and database mining Initial biomarker candidates 13 ACRIVON THERAPEUTICS

ONCOSIGNATURE TESTS: USAGE IN THE CLINIC Pretreatment Treatment decision tumor biopsy based on patient stratification Predicted Predicted Sample processing Responder Non-responder Biopsy in Automated tumor FFPE Region-of-Interest block biomarker scoring • Pretreatment tumor biopsy test • Compatible with 5 business days turn-around • Offered by CDx partner under exclusive license from Acrivon 14 ACRIVON THERAPEUTICS

CONSISTENT ACR -368 ONCOSIGNATURE PERFORMANCE ACROSS PRECLINICAL STUDIES Tissue ID. BM1 BM2 BM3 Fov060265 0.69 0.79 0.73 Fov050855 0.94 0.71 0.67 Fov041300 0.89 0.23 0.55 Fov060380 0.95 0.62 0.51 Fov060050 0.85 0.23 0.51 Fov041285 0.69 0.19 0.5 Fov100142 0.47 0.76 0.47 Fov050764 0.82 0.22 0.47 Fov041267 0.4 0.36 0.36 Fov100146 0.84 0.57 0.26 Fov060382 0.44 0.45 0.22 Fov041269 0.37 0.21 0.2 Fov060302 0.29 0.22 0.15 Fov020067 0.89 0.38 0.09 Fov100003 0.9 0.89 0.08 Fov050700 0.17 0.17 0.07 • Prediction of the fraction of human tumors sensitive to Fov050139 0.63 0.66 0.05 Fov041138 0.36 0.11 0.05 Fov060152 0.24 0.3 0.03 Fov030062 0.57 0.14 0.02 Fov060133 0.94 0.43 0.01 Fov050666 0.93 0.38 0.01 Fov060371 0.88 0.93 0 Fov020497 0.61 0.43 0 Fov010706 0.54 0.14 0 single agent ACR-368 Fov020386 0.11 0.09 0.12 Fov050734 0.11 0.06 0.08 Fov040872 0.23 0.04 0.36 Fov050659 0.29 0.01 0.02 Fov060293 0.42 0 0 Fov060210 0.1 0.1 0 Fov050840 0.07 0.29 0.01 Fov040855 0.05 0 0.22 o Selection rate 30-40% across lead indications Fov050816 0.04 0.33 0.12 Fov060355 0.04 0.27 0 Fov010252 0.03 0.17 0.02 Fov010682 0.03 0.03 0 Fov060553 0.03 0.02 0.03 71768C3 0.02 0 0 Fov150230 0 0.36 0.12 Fov060308 0 0 0 • Identification of additional human tumor types predicted sensitive to single agent ACR-368 o Endometrial and bladder cancer • Prediction of treatment outcome in human PDX models o ORR enrichment to ≥ 55%; AUC of 0.88 and 0.9 • Two separate, prospectively designed, blinded studies of biopsies from past Phase 2 trials with ACR-368 in patients with platinum-resistant ovarian cancer o ORR enrichment to 47% (NCI) and 58% (Lilly multi-center) 15 ACRIVON THERAPEUTICS

ACR-368 ONCOSIGNATURE PREDICTION OF DRUG SENSITIVITY: BIOMARKER QUANTITATION ACROSS HUMAN CANCER PATIENT SAMPLES

Patient High


Class I BM
Class 2 BM
Class 3 BM

Predicted Responder
Patient with drug target dependency

OncoSignature®

Patient Low


Class I BM
Class 2 BM
Class 3 BM

Predicted Non-Responder
Patient with no drug target dependency efficiently excluded

Tissue ID.	BM1	BM2	BM3
Fov060265	0.69	0.79	0.73
Fov050855	0.94	0.71	0.67
Fov041300	0.89	0.23	0.55
Fov060380	0.95	0.62	0.51
Fov060050	0.85	0.23	0.51
Fov041285	0.69	0.19	0.5
Fov100142	0.47	0.76	0.47
Fov050764	0.82	0.22	0.47
Fov041267	0.4	0.36	0.36
Fov100146	0.84	0.57	0.26
Fov060382	0.44	0.45	0.22
Fov041269	0.37	0.21	0.2
Fov060302	0.29	0.22	0.15
Fov020067	0.89	0.38	0.09
Fov100003	0.9	0.89	0.08
Fov050700	0.17	0.17	0.07
Fov050139	0.63	0.66	0.05
Fov041138	0.36	0.11	0.05
Fov060152	0.24	0.3	0.03
Fov030062	0.57	0.14	0.02
Fov060133	0.94	0.43	0.01
Fov050666	0.93	0.38	0.01
Fov060371	0.88	0.93	0
Fov020497	0.61	0.43	0
Fov010706	0.54	0.14	0
Fov020386	0.11	0.09	0.12
Fov050734	0.11	0.06	0.08
Fov040872	0.23	0.04	0.36
Fov050659	0.29	0.01	0.02
Fov060293	0.42	0	0
Fov060210	0.1	0.1	0
Fov050840	0.07	0.29	0.01
Fov040855	0.05	0	0.22
Fov050816	0.04	0.33	0.12
Fov060355	0.04	0.27	0
Fov010252	0.03	0.17	0.02
Fov010682	0.03	0.03	0
Fov060553	0.03	0.02	0.03
71768C3	0.02	0	0
Fov150230	0	0.36	0.12
Fov060308	0	0	0

16
ACRIVON THERAPEUTICS

BIOPSY STUDY 1: SUBSTANTIAL RESPONSE AND PFS BENEFIT IN PREDICTED RESPONDERS (BLINDED, PROSPECTIVELY DESIGNED STUDY) • Available pretreatment tumor biopsies from past phase 2 trials at NCI with ACR-368 in platinum-resistant ovarian cancer were obtained rd • OncoSignature scores were generated blinded to treatment outcome at Acrivon and analyzed by 3 party biostatistician in prospectively designed study PR OncoSignature Prediction: OncoSignature Prediction: SD Non-Responders Responders 1.2 PR SD PR 0.9 PR SD SD mPFS Predicted Responders 0.6 PR mPFS = 7.9 months (days) PR SD All Predicted R 238.0 SD 0.3 All Predicted NR 66.5 SD SD in predicted R 238.0 PR SD in predicted NR 108.0 PD 0.0 mPFS in R SD SD (0.3) SD Predicted Non-Responders SD PD mPFS = 2.2 months (0.6) PD ORR = 0% ORR = 47% PD mPFS in NR PD (0.9) PD SD PD PD PD SD SD SD PD SD SD SD SD SD SD SD PR PR PR PR PR PR PR 0 100 200 300 400 500 600 700 Duration (days) Result: ORR ~47%; mPFS = 7.9 months 17 ACRIVON THERAPEUTICS Tumor fractional change

TWO ADDITIONAL HIGH UNMET NEED SOLID CANCERS PREDICTED ACR -368 -SENSITIVE THROUGH HUMAN TUMOR SAMPLE SCREENING HGS Ovarian Sq. NSCLC Bladder cancer Endometrial cancer Tissue ID BM1 BM2 BM3 Tissue ID BM1 BM2 BM3 Tissue ID BM1 BM2 BM3 Tissue ID BM1 BM2 BM3 Fov010719 0.96 0.68 0.78 Rln020132 0.17 0.26 0.02 Fur021904 0.16 0.38 0.86 Ubd040512 0.99 0.48 0.65 Fov060075 0.54 0.51 0.38 Rln010099 0.08 0.06 0.01 Fur021989 0.86 0.17 0.71 Fov020069 0.31 0.30 0.38 Ubd040016 0.30 0.58 0.63 Fov010809 0.94 0.16 0.36 Rln020029 0.48 0.28 0.00 Fur021785 0.14 0.55 0.69 Fov030970 0.93 0.28 0.33 Rln020005 0.34 0.06 0.00 Ubd040039 0.43 0.33 0.54 Fur021984 0.87 0.62 0.63 Fov010892 0.95 0.72 0.32 Rln010095 0.28 0.02 0.00 Fov040102 0.98 0.23 0.29 Fur021937 0.81 0.65 0.61 Ubd030040 0.88 0.73 0.45 Fov050734 0.95 0.22 0.25 Rln020051 0.11 0.01 0.14 Fur022037 0.12 0.22 0.54 Fov040164 0.94 0.69 0.21 Ubd040287 0.63 0.34 0.40 Rln010167 0.14 0.00 0.00 Fur130035 0.55 0.48 0.50 Fov020776 0.60 0.18 0.19 Fov050764 0.77 0.35 0.17 Rln020284 0.09 0.00 0.00 Fur030113 0.90 0.65 0.31 Ubd040151 0.65 0.72 0.34 Fov060380 0.98 0.58 0.17 Rln020141 0.05 0.18 0.00 Fur020288 0.60 0.26 0.30 Fov010172 0.85 0.51 0.17 Ubd040225 0.76 0.64 0.33 Rln020032 0.05 0.01 0.00 Fov100051 0.92 0.21 0.16 Fur020281 0.21 0.57 0.27 Fov100142 0.58 0.82 0.14 Rln010199 0.05 0.06 0.03 Fur130010 0.79 0.75 0.27 Ubd040282 0.27 0.16 0.26 Fov020160 0.58 0.30 0.14 Rln020197 0.04 0.00 0.00 Fur021781 0.75 0.31 0.26 Fov010252 0.96 0.21 0.14 Ubd060279 0.29 0.13 0.16 Fov050617 0.61 0.76 0.14 Rln020250 0.04 0.00 0.00 Fur140135 0.72 0.35 0.25 Fov060302 0.24 0.29 0.13 Rln020190 0.04 0.00 0.00 Ubd030229 0.79 0.39 0.15 Fur150643 0.61 0.73 0.22 Fov050836 0.79 0.28 0.13 0.02 0.00 0.01 Fov060050 0.86 0.25 0.12 Rln020243 Fur021558 0.61 0.33 0.22 Ubd040104 0.84 0.58 0.15 Fov041285 0.50 0.15 0.11 Rln020012 0.02 0.41 0.07 Fur020131 0.73 0.57 0.18 Fov030109 0.97 0.39 0.10 Rln010148 0.02 0.05 0.06 Ubd040056 0.79 0.83 0.14 Fov020386 0.58 0.08 0.09 Fur021367 0.30 0.55 0.18 Fov020067 0.96 0.44 0.08 Rln020006 0.01 0.00 0.02 Ubd070017 0.62 0.40 0.14 Fur020506 0.94 0.68 0.17 Fov110030 0.92 0.39 0.08 Rln020296 0.01 0.00 0.00 Fur020163 0.23 0.33 0.12 Fov041267 0.44 0.39 0.06 Ubd040204 0.12 0.76 0.12 Rln020186 0.01 0.02 0.02 Fov100004 0.95 0.36 0.05 Fur130009 0.18 0.69 0.10 Fov060003 0.78 0.24 0.05 Rln020166 0.01 0.05 0.01 Ubd040131 0.95 0.81 0.10 Fur021197 0.35 0.70 0.09 Fov020061 0.87 0.20 0.05 Rln020208 0.01 0.01 0.00 Fov041269 0.70 0.38 0.04 Fur010587 0.18 0.34 0.08 Ubd040142 0.84 0.62 0.09 Fov010873 0.97 0.53 0.03 Rln020327 0.01 0.00 0.00 Fur140260 0.77 0.51 0.07 Fov041300 0.90 0.27 0.03 Rln020343 0.01 0.00 0.01 Ubd030138 0.54 0.11 0.09 Fov060152 0.63 0.59 0.02 Fur021980 0.30 0.70 0.06 Rln020233 0.01 0.04 0.06 Fov060265 0.48 0.38 0.02 Ubd040043 0.65 0.92 0.08 Fur020831 0.18 0.45 0.04 Fov100146 0.66 0.63 0.01 0.00 0.26 0.00 Rln020007 Fov060382 0.28 0.37 0.01 Fur020809 0.36 0.58 0.00 Rln020138 0.00 0.01 0.01 Ubd050077 0.72 0.46 0.08 Fov010706 0.87 0.70 0.01 Fur030068 0.41 0.63 0.00 Fov060133 0.93 0.69 0.01 Rln020321 0.00 0.00 0.01 Ubd020464 0.73 0.63 0.07 Fur030131 0.50 0.68 0.00 Fov020059 0.97 0.27 0.01 Rln020231 0.00 0.00 0.01 Fov010682 0.85 0.59 0.01 Fur021437 0.98 0.37 0.00 Ubd040177 0.89 0.84 0.04 Rln020088 0.00 0.00 0.00 Fov100220 0.69 0.18 0.00 Fur021620 0.41 0.10 0.33 Fov010750 0.98 0.81 0.00 Rln020169 0.00 0.16 0.00 Ubd040214 0.29 0.17 0.03 Fov060434 0.91 0.56 0.00 Fur020073 0.29 0.06 0.21 Rln020164 0.00 0.00 0.00 Fov050840 0.16 0.23 0.00 Fur020115 0.56 0.02 0.00 Ubd040128 0.77 0.29 0.03 Fov040044 0.81 0.54 0.00 Rln030301 0.00 0.18 0.00 Fur020107 0.68 0.00 0.17 Fov030062 0.10 0.17 0.00 Rln020083 0.00 0.00 0.00 Ubd050035 0.17 0.33 0.02 Fov010563 0.71 0.58 0.00 Fur020703 0.05 0.27 0.00 Rln020086 0.00 0.00 0.00 Fov010903 0.82 0.09 0.00 Ubd080024 0.18 0.28 0.01 Fur021233 0.05 0.66 0.00 Fov050139 0.40 0.57 0.00 Rln020160 0.00 0.00 0.00 Fov020262 0.91 0.09 0.00 Fur021561 0.04 0.01 0.14 0.00 0.00 0.00 Ubd040101 0.26 0.31 0.01 Rln020096 Fov060553 0.84 0.08 0.00 Fur020837 0.04 0.06 0.04 Fov050417 0.72 0.26 0.00 Rln020140 0.00 0.00 0.00 Ubd030151 0.79 0.61 0.00 Fur020266 0.04 0.40 0.03 Fov050855 0.92 0.61 0.00 Rln020302 0.00 0.00 0.00 Fov060371 0.81 0.82 0.00 Fur020280 0.03 0.42 0.25 Ubd040098 0.35 0.40 0.00 Fov040694 0.59 0.81 0.00 Rln020253 0.00 0.00 0.00 Fur030193 0.03 0.10 0.02 Fov030128 0.99 0.68 0.00 0.00 0.00 0.08 Rln020331 Ubd040008 0.75 0.90 0.00 Fov020497 0.83 0.59 0.00 Fur021641 0.02 0.30 0.01 Rln020002 0.00 0.00 0.00 Fov050700 0.37 0.25 0.00 Ubd040162 0.97 0.10 0.00 Fur020121 0.02 0.14 0.01 Fov060210 0.48 0.22 0.00 Rln020415 0.00 0.00 0.00 Fov020106 0.95 0.07 0.11 Fur030025 0.01 0.03 0.01 Rln020298 0.00 0.00 0.00 Ubd040341 0.19 0.09 0.03 Fov041138 0.27 0.06 0.00 Fur021248 0.01 0.32 0.05 Rln010086 0.00 0.00 0.00 Fov020002 0.57 0.06 0.08 Ubd070027 0.20 0.08 0.01 Fur021721 0.01 0.35 0.00 Fov020111 0.16 0.05 0.11 Rln020361 0.00 0.11 0.00 Fov040872 0.31 0.04 0.01 Fur021423 0.01 0.35 0.04 Rln020383 0.00 0.01 0.06 Ubd040030 0.95 0.07 0.01 Fov050666 0.99 0.03 0.00 Fur020604 0.01 0.02 0.00 Fov050659 0.81 0.03 0.00 Rln020386 0.00 0.03 0.00 Ubd040067 0.81 0.06 0.03 71768C3 0.44 0.03 0.05 Fur020155 0.01 0.09 0.07 Rln020248 0.00 0.00 0.00 Fov050555 0.20 0.02 0.01 Ubd040074 0.60 0.03 0.10 Fur020408 0.01 0.39 0.02 Rln020221 0.00 0.00 0.00 Fov020193 0.69 0.02 0.00 Fov031530 0.81 0.01 0.10 Fur020821 0.00 0.22 0.08 Rln020184 0.00 0.00 0.01 Ubd040213 0.85 0.02 0.15 Fov030763 0.59 0.01 0.29 0.00 0.00 0.05 Fur030114 0.00 0.73 0.00 Rln010119 Fov021215 0.52 0.01 0.07 Ubd040055 0.07 0.03 0.02 Fov040855 0.11 0.01 0.04 Rln020380 0.00 0.00 0.02 Fur021562 0.00 0.07 0.00 Fov050706 0.12 0.01 0.00 Fur020786 0.00 0.00 0.00 Rln020244 0.00 0.00 0.00 Ubd040050 0.06 0.58 0.00 Fov030120 0.70 0.01 0.00 Fur021353 0.00 0.00 0.00 Fov030286 0.10 0.00 0.00 Rln020324 0.00 0.00 0.00 Ubd020068 0.05 0.11 0.18 Fov020132 0.03 0.00 0.01 Rln010122 0.00 0.00 0.00 Fur021216 0.00 0.21 0.04 Fov020486 0.03 0.00 0.00 Rln010079 0.00 0.03 0.00 Ubd040144 0.03 0.57 0.00 Fur021372 0.00 0.08 0.40 Fov050816 0.03 0.25 0.00 Fov020263 0.01 0.29 0.06 Rln020282 0.00 0.00 0.00 Fur021334 0.00 0.04 0.01 Ubd040242 0.00 0.05 0.00 Fov050388 0.01 0.00 0.05 Rln020249 0.00 0.00 0.00 Fur021642 0.00 0.38 0.01 Fov010181 0.00 0.00 0.00 Ubd040256 0.00 0.17 0.01 Rln020255 0.00 0.00 0.00 Fur021075 0.00 0.19 0.07 Fov150230 0.00 0.06 0.19 OncoSignature-positive = 30% OncoSignature-positive = 0% OncoSignature-positive = 30-50% OncoSignature-positive = 30-40% (ORR in past trials: 12+% and 29%) (ORR in past trial: 0%) 18 ACRIVON THERAPEUTICS

TWO ATTRACTIVE ACR -368 -SENSITIVE CANCER TYPES IDENTIFIED Bladder cancer patient samples Endometrial patient samples Pa Pta ie tint ent 1 1 LO LO W W P Pa at tiie ent nt 2 2 H HIG IGH H PP aa ttie ient nt 1 1-L LO OW W P Paattiieent nt 22 -H HIG IG H H Class 1 BM Class 1 BM CHK1 S296 Class 2 BM Class 2 BM KAP1 S473 Class 3 BM Class 3 BM CCNE1 Predicted Predicted Predicted Predicted Non-Responders Responders Non-Responders Responders ACR-368 OncoSignature screening of human cancer samples 19 ACRIVON THERAPEUTICS

A SUBSET OF ENDOMETRIAL AND BLADDER PDX MODELS ARE HIGHLY SENSITIVE TO ACR -368 Bladder PDX Endometrial PDX 1,500 2,000 2,000 BL001 2,000 BL002 Endo 1 Endo 2 1,500 1,500 1,000 ACR-368-sensitive 1,000 1,000 1,000 500 responders 500 500 0 0 0 0 0 5 10 15 20 25 30 0 7 14 21 0 7 14 21 28 0 5 10 15 20 25 30 PDX-L PDX-H Day Study Days Study Days Day 2,000 1,500 2,500 3,000 BL003 BL004 Endo 3 Endo 4 2,000 2,250 1,000 BM1 1,500 1,500 1,000 1,000 500 750 500 0 0 0 0 0 7 14 0 5 10 15 20 25 30 0 5 10 15 20 25 30 0 7 14 21 28 Study Days Study Days Day Day 3,000 3,500 1,500 1,500 BL005 BL006 Endo 5 Endo 6 BM2 2,250 2,625 1,000 1,000 1,500 1,750 500 500 750 875 0 0 0 0 0 5 10 15 20 25 30 0 5 10 15 20 25 30 0 7 14 0 7 14 21 BM3 Study Days Study Days Day Day 2,000 2,000 2,000 2,500 BL007 BL008 Endo 7 Endo 8 2,000 1,500 1,500 1,000 1,000 1,000 1,000 500 500 Predicted Predicted 0 0 0 0 0 7 14 21 28 35 0 7 14 21 28 Responders Non-Responders 0 5 10 15 20 25 30 0 5 10 15 20 25 30 Day Day Study Days Study Days 20 ACRIVON THERAPEUTICS Tumor Volume (mm3) Tumor Volume (mm3) Tumor Volume (mm3) Tumor Volume (mm3) Tumor Volume (mm3) Tumor Volume (mm3) Tumor Volume (mm3) Tumor Volume (mm3) Cubic Millimeters Cubic Millimeters Cubic Millimeters Cubic Millimeters Cubic Millimeters Cubic Millimeters Cubic Millimeters Cubic Millimeters

AP3 UNCOVERS ACTIONABLE ACR-368 RESISTANCE MECHANISMS UNBIASED AND INDEPENDENT OF GENETIC INFORMATION



T-test significant Proteins, FDR<0.05
Unsupervised Hierarchical Clustering
Resistant
Parental
Upregulated in ACR-368 Resistant Cells
Downregulated in ACR-368 Resistant Cells



CCNB2
ABCC1
CDK6
CCND1

G1/S CELL CYCLE



CHEK2
ATM
CCNA2
TOPBP1
ATR
ATRIP
TOP1

DNA DAMAGE REPAIR

Data suggest that gemcitabine might be a rational combination to overcome DDR suppression

21 ACRIVON THERAPEUTICS

ULTRA -LOW DOSE GEMCITABINE SENSITIZES OVARIAN CANCER CELL LINES TO ACR -368 OVCAR3-Parental Gemcitabine alone in Ovarian-Parental OVCAR3-Resistant Ovarian-Resistant Gemcitabine alone OVCAR3-P and OVCAR3-R 150 150 150 No Gem No Gem 0.53 nM Gem 0.53 nM Gem OVCAR3-P 2.7 nM Gem 2.7 nM Gem OVCAR3-R 100 100 100 Relative IC (uM) 50 Prexasertib Abs EC50 Prexasertib Abs EC50 OVCAR3-P: 0.005 + 0 nM Gem: 15 nM + 0 nM Gem: >10 uM OVCAR3-R: 0.011 + 0.53 nM Gem: 2.7 nM + 0.53 nM Gem: 100 nM + 2.7 nM Gem: 0.2 nM + 2.7 nM Gem: 6 nM 50 Absolute IC (uM) 50 50 50 OVCAR3-P: >10 OVCAR3-R: 0.836 0 0 0 -10 -8 -6 -4 -10 -8 -6 -4 -10 -8 -6 -4 Gemcitabine Log10 (M) Prexasertib Log10(M) Prexasertib Log10(M) Gemcitabine Log10 (M) ACR-368 Log10 (M) ACR-368 Log10 (M) Bliss Synergy score: o <-10: Drug interaction is likely antagonistic o -10 to 10: Drug interaction is likely additive o >10: Drug interaction is likely synergistic 22 ACRIVON THERAPEUTICS % Cell viability realtive to DMSO % Cell viability realtive to DMSO % Cell viability realtive to DMSO

ENROLLING AND DOSING ACR-368 IN THREE HIGH UNMET NEED INDICATIONS: OVARIAN, ENDOMETRIAL AND BLADDER CANCER

- RP2D of ACR-368 based on predicted sensitivity using our ACR-368 OncoSignature Assay run by our CDx partner
- 45 sites currently activated[1]
- Key opinion leaders, some with extensive experience using ACR-368 from previous trials are actively participating


Ovarian
Endometrial
Bladder
OncoSignature+
Single Arm Simon 2 Stage Monotherapy Phase 2b with Registrational Intent
Stage I (N= 23 per cohort)
Stage 2 (N= 48 per cohort)
OncoSignature-
Single Arm Phase Ib/2 Exploratory Combination with Low Dose Gemcitabine
Phase Ib (N= ~21)
Phase 2 Expansion (N= 33 per cohort)

FDA Fast Track Designation granted May 8, 2023 for ACR-368 monotherapy in OncoSignature-positive patients with Platinum-Resistant Ovarian Cancer and Endometrial Cancer

[1]https://clinicaltrials.gov/ct2/show/NCT05548296

23
ACRIVON THERAPEUTICS

WEE1 AND PKMYT1 VALIDATED CANCER TARGETS: IDEAL FOR AP3 APPROACH

- WEE1 and PKMYT1 regulate S and G2-M cell cycle checkpoints to ensure proper DNA replication and mitotic completion through phosphorylation and inhibition of CDK2 and CDK1 and CDK1, respectively
- WEE1 inhibition propagates genomic instability by premature DNA replication and cell cycle progression, resulting in mitotic catastrophe
- PKMYT1 inhibition results in premature mitotic entry and cell death
- Strong preclinical data and emerging clinical data:
  - Adavosertib (AstraZeneca)
  - Debio0123 (Debiopharm)
  - Azenosertib (Zentalis Pharmaceuticals)
  - SGR-3515 (preclinical, Schrödinger)
  - Lunresertib (Repare Therapeutics)



G2/M CHECKPOINT
MITOSIS EXIT
WEE1
PKMYT1
WEE1
Tyr15
Thr14
M
Tyr15
P
CDK1
Cyclin B1
Mitosis
CDK1
Cyclin B1
G2
G1
Tyr15
CDK2
Cyclin A/E
WEE1
S
INTRA S CHECKPOINT

Ghelli Luserna di Rorà et al. J. Hematol Oncol, 2020

- ✓ Single agent clinical activity (WEE1 and PKMYT1)
- ✓ Synergy identified with dual inhibition, potential for strong monotherapy clinical activity
- ✓ Correlation with genetic alterations challenging, CCNE1 association being explored by others
- ✓ Acrivon intends to leverage OncoSignature for optimal patient selection

24 ACRIVON THERAPEUTICS

INTERNAL PIPELINE: ADVANCING DEVELOPMENT CANDIDATE ACR-2316 AND OTHER DDR PROGRAMS - LEVERAGING AP3

Rationale

- *Leveraging our AP3 patient selection platform for high clinical POS*
- *Potentially optimal profile for monotherapy clinical development and for AP3-identified rational drug combinations*

ACR-2316 and other DDR programs

- >39 high resolution co-crystals (1.5-3.1 Å) and AP3-driven SAR
- Novel WEE1- and PKMYT1-selective structural series and lead candidates
- Optimal selectivity profiles generated based on AP3 profiling

ACR-2316 in IND-enabling studies



- High resolution co-crystals with WEE1 and PKMYT1
- Novel, potent dual inhibitor (single digit nM potency)
- Designed to overcome WEE1 and PKMYT1 single inhibitor resistance
- Potent single agent activity

High throughput AP3 profiling


Global analysis
> 10 k p-sites. ANOVA, HA, FDR=0.05
Pairwise analysis
Volcanoplot, FDR=0.05
Activity analysis
Motifs
Causal networks
Kinase score
GSEA

AP3 used for biologically relevant selectivity profiling

25
ACRIVON THERAPEUTICS

Phosphosites AP3 PLATFORM: PROPRIETARY PIPE FOR AUTOMATED ANALYSES WITH ACTIONABLE RESULTS IN ONE DAY Proprietary machine learning algorithms applied to state-of-the-art AP3 MS-based phosphoproteomics for all compound projects Unbiased PD marker identification High throughput MS Dose-response of target engagement AP3 profiles of WEE1 inhibitors Plate 1 – Compound 1 Pathway mapping Plate 2 – Compound 2 Mechanism of action Plate 3 – Compound 3 Agonist Inhibitor pEC50 Increased Decreased Activity Activity pEC50 = -log10(EC50) 26 ACRIVON THERAPEUTICS

AP3: TIGHT, HIGH-RESOLUTION DATA WITH DEEP COVERAGE

25,800 p-sites | 16,456 p-sites

QC MS Data → Data Clean Up → QC Processed Data → Volcano Plots → Hierarchical Clustering → Consensus Sequence Motif → Kinase Inference → Pathway Enrichment → Functional Annotation → Network Mapping → Biomarkers

- Filter >60% in at least on condition; Normalization: LOESS; Imputation: SLSA







Coefficients of variation
Coefficient of variation [%]
Condition



QC - Phosphosites Identification per Sample
Count



QC - Protein Identification per Sample
Count



Data completeness per .raw file



QC - Sample Intensity Distribution
Intensity



- ✓ Acrivon proprietary compound data (~20 million data points per experiment); dozens of compounds profiled
- ✓ Miniaturized, high throughput, scalable: One week turn-around, automated AI computational analyses in 1 day
- ✓ Actionable results: Resistance mechanisms, rational combinations, drug-tailored OncoSignature patient selection

27 ACRIVON THERAPEUTICS

AP3 REVEALS DRUG-REGULATED KINASE ACTIVITY IN INTACT CELLS NOT DETECTABLE BY STANDARD METHODS

ACR-2316



ACR-2743 (previous lead candidate)



Time : 60 minutes
Dose : 20 nM

KinomeScan @ 1μM


% Remaining
100
50
0
MAPK3K4
PRKCE
GAK
PKMYT1
PLK1
PLK2
WEE2
PLK3
WEE1
YSK4
ACR-2316
ACR-2743

Substrate motif-inferred kinase activity*


PLK1
PLK2
PLK3
PRKCE
Activity (NES)
2
1
0
-1
-2
ACR-2316
ACR-2743

ACR-2316



ACR-2743



*Kinase activity based on proprietary PTM-SEA hybrid method

28
ACRIVON THERAPEUTICS

AP3 RECIPROCAL QUENCHING REVEALS OPTIMAL TARGET POTENCY PROFILE FOR DUAL WEE1/PKMYT1 INHIBITOR



Sensitive
Resistant
PKMYT1i
WEE1i
PKMYT1i
WEE1i
HCL, Euclidean
Centered log2FC (treated vs. DMSO)
4
-4
1043 p-sites from 298 proteins
Target substrates
CHEK1 S296 M1
Target substrate of **ACR-368**
CDK1 T14 M1
Target substrate of **PKMYT1i**
Target substrates
Optimal potency ratio results in significant synergy
Synergy score (BRAID κ)
200
150
100
50
0
-50
WEE1i + PKMYT1i
ACR-368 + WEE1i



WEE1i and PKMYT1i dual inhibition synergy
Synergy score (BRAID κ)
100
50
0
HEC265
OV7
RMUGS
SNGM
AN3CA
HEC1B
5×10⁴
1×10⁵
WEE1 inhibitor sensitivity (Mean AUC)
Pearson r = 0.68
p value = 0.0459



WEE1i and ACR-368
Synergy score (BRAID κ)
40
30
20
10
0
HEC265
OVISE
MCAS
OV7
SNGM
RMUGS
AN3CA
A2780
HEC1B
5×10⁴
1×10⁵
WEE1 inhibitor sensitivity (Mean AUC)
Pearson r = 0.71
p value = 0.0324

29 ACRIVON THERAPEUTICS

DUAL WEE1/PKMYT1 INHIBITOR ACR-2316 DEMONSTRATES STRONG POTENCY AND SELECTIVITY



KinomeScan
(106 kinases @ 1000 nM)
Benchmark
WEE1 inhibitor
WEE1
Benchmark
PKMYT1 inhibitor
PKMYT1
Dual inhibitor
ACR-2316
WEE1
PKMYT1



ACR-2316 is highly selective based on Kinome Scan
Kinome Selectivity (S35)
0.6
0.4
0.2
0.0
Highly selective
2316
PKMYT1 inhibitor
WEE1 inhibitor
A compound subset (n=13)
Target Engagement
Min
Max
WEE1
PKMYT1



ACR-2316 potently inhibits tumor cell viability
% Viability
125
100
75
50
25
0
0.1
1
10
100
1000
10000
Drug conc (nM)
ACR-2316
WEE1 inhibitor
PKMYT1 inhibitor

Dual inhibitor show potent cell cycle effects compared to benchmark inhibitors



DMSO
Benchmark
WEE1 inhibitor
Benchmark PKMYT1
inhibitor
ACR-2316 (Dual)
G1
S
G2/M
1N
2N
DNA content
100 nM, 24 hour

30
ACRIVON THERAPEUTICS

ACR -2316 DEMONSTRATES POTENT MONOTHERAPY ANTI - TUMOR ACTIVITY IN TUMOR -BEARING MICE ACR-2316 anti-tumor activity (QDx7; PO) ACR-2316 anti-tumor activity (5d on/2d off; PO) ACR-2316 causes tumor regression, in contrast to the highest tolerated doses of benchmark WEE1 and PKMYT1 inhibitors, which only result in tumor inhibition 31 ACRIVON THERAPEUTICS

ACR-2316 FAVORABLE PRECLINICAL PROFILE

	Target	ACR-2316
MOA	• AP3 phosphoproteomics-based, optimized MOA; selective, dual WEE1/PKMYT1 inhibition	✓
Potency	• In vitro kinase activity, IC_{50} ≤ 10 nM • Potent target engagement in optimized ratio • Activity across sensitive human tumor cell lines, CC_{50} <100 nM	✓ ✓ ✓
Selectivity	• Kinase panel profiling – highly selective (kinome selectivity) • AP3 profiling confirms desirable CDK and PLK activation for mitotic catastrophe/apoptosis	✓ ✓
ADME/PK	• Orally bioavailable • T½ suitable for once/day dosing	✓ ✓
In vitro safety	• Low in vitro hERG (>10 µM) and CYP inhibition and induction (>1 µM)	✓
Solubility	• > 50 µM for active compounds	✓
PPB	• < 90%	✓
In vivo efficacy	• Demonstrated potent target engagement intratumorally in vivo • Potent single agent activity in CDX models	✓ ✓

32 ACRIVON THERAPEUTICS

ACR-2316 DEVELOPMENT: NEXT STEPS • Completion of IND-enabling studies • ACR-2316 OncoSignature generation • OncoSignature indication finding and prioritization for clinical development • Planned IND filing Q4 2024, pending IND-enabling studies, in preparation for monotherapy clinical development with OncoSignature patient selection 33 ACRIVON THERAPEUTICS

AP3: BROAD APPLICABILITY AND UNTAPPED POTENTIAL DELIVERABLES Patient responder Indication Rational drug Resistance Pharmacodynamic (PD) identification finding combinations mechanisms biomarkers AP3 Patient selection for Patient selection for novel Continued in-licensing Rational drug design SAR broadly applicable drugs targets and drugs (druggable drivers, drug MOA, (active drugs, no patient rational drug combinations (CDK4/6, K-RAS, ADCs) (CRISPR, degraders, epigenetic) selection path) APPLICATIONS 34 ACRIVON THERAPEUTICS

AP3 GENERATES VALUE ACROSS MULTIPLE DIMENSIONS Next-Generation Proteomics-Based Precision Medicine Clinical Biomarkers Potential for Predictive Signature Assays Paradigm Shift for Patient Outcomes AP3 Drug Discovery SAR Platform Selectivity Optimization Indication Finding AI + ML enabled Intellectual Property Informs in-licensing Extends Exclusivity PD Markers Resistance Mechanisms Rational Drug Combinations 35 ACRIVON THERAPEUTICS

THE AP3 APPROACH IS MODALITY AND DISEASE AGNOSTIC Therapeutic Oligo/RNA modalities Antibody Bifunctional ADC molecule Small molecule Cancers with DDR stress Oncology Therapeutic Fibrotic and areas inflammatory Autoimmune Current focus Infectious, CNS, and other diseases 36 ACRIVON THERAPEUTICS

FINANCIAL HIGHLIGHTS AS OF Q2 2023 Cash and marketable securities Projected runway into Fully Diluted Shares Outstanding $151.0M 27.0M 2025 Balance sheet Current operating plan, assuming Shares and equity grants 30-June-2023 no additional financing outstanding 30-June-2023 Unaudited. 37 ACRIVON THERAPEUTICS

ACRIVON ADDRESSABLE MARKETS (US & EU INCIDENCE)

Prioritized indications for single agent ACR-368


Bladder Cancer
Endometrial Cancer
HPV+ SCC
Ovarian cancer
Sarcoma
0
100000
200000
300000
*Currently enrolling and dosing

Potential additional indications for single agent ACR-368


Colorectal Cancer
Pancreatic Cancer
0
100000
200000
300000
400000
500000


Prioritized indications
(N=742,000)
Potential additional indications
(N = 634,000)
12%
10%
Other cancers predicted to have DDR stress
~45%
All cancers US and Europe
Est. >6.3M cases/year

- ~30% (N = 223,000) of prioritized indications predicted sensitive to single agent ACR-368
- WEE1 and/or PKMYT1 inhibitor combinations with ACR-368 might further expand addressable fraction within sensitive tumor types

US cancer stats are based on ACS 2022 publication and subtype estimation from literature; EU cancer stats are based on IARC 2020 publication and subtype estimation from literature.
Cancers with DDR stress are estimated to be 67% which is calculated from MSK-IMPACT patient samples with DDR relevant mutations and CNVs, such as TP53, KRAS, CCNE1, etc.

38
ACRIVON THERAPEUTICS

APPENDIX 39 ACRIVON THERAPEUTICS

TEAM HAS PIONEERED OUTCOME-PREDICTIVE QUANTITATIVE PROTEOMIC MULTIPLEX IN SITU TEST

Prostate cancer 8-marker biopsy test developed and launched by Founding team



Raw Image
A
Epithelium Classified
B
Channel 1
Nuclei Classified
C
Channel 2
ROI: Malignant Epithelium
D
Channel 3
ROI 2: Sub-cellular Tumor Compartment
E
E. BM 1 Analysis
F
Channel 4
F. BM 2 Analysis
G
Channel 5
G. BM 3 Analysis
H
Channel 6

- ProMark®: Marketed, automated *in situ* proteomic test for human outcome prediction included under NCCN guidelines
- Founding team: Has pioneered p-proteomics and quantitative multiplex imaging including double-blinded clinical validation*

Ideal test	Protein multiplex *in situ* test	Current CDx tests
Quantitative and automated	✓	(✓)
Validated Abs and reagents	✓	(✓)
Drug target and pathway activation context	✓	
Biomarkers measured in relevant region on tumor biopsy	✓	
Imaging algorithm (tissue pattern)	✓	
Addresses tumor heterogeneity	✓	
Double-blinded, prospective validation	✓	(✓)

*Blume-Jensen et al: Development and clinical validation of an *in situ* biopsy-based multimarker assay for risk stratification in prostate cancer. Clinical Cancer Research (2015)

40 ACRIVON THERAPEUTICS

PROOF -OF -CONCEPT FOR PROTEIN BIOMARKER SIGNATURE: MARKETED, OUTCOME -PREDICTIVE MULTIPLEX CANCER TEST (2015) • Third-party blinded clinical validation, bioinformatic analysis (U. Montreal) • Validation of locked ProMark™ test on single institution biopsy cases (N=274) • Secondary validation on multi-center biopsy cohort (N=359) for clinical use indication • Marketed test included under NCCN Guidelines and Medicare coverage 41 ACRIVON THERAPEUTICS

PIONEERING PHOSPHO -PROTEOMICS STUDY IDENTIFIES NOVEL PI3’K PATHWAY INHIBITOR BIOMARKERS Sci Transl Med 2: 1-14 (2010) Editorial Highlights: TOWARD CUSTOMIZING TUMOR TREATMENT Just as our view of Earth has become increasingly global, cells are now seen as complex networks of interacting and intersecting signaling pathways rather than a collection of regulated genes. A discovery strategy for novel cancer biomarkers 42 ACRIVON THERAPEUTICS

OLSEN LAB-EXAMPLES OF DEEP PROTEOMICS DRUG PROFILING

Science Signaling (2018)
ALK-i : LDK378, TAE684, crizotinib, lorlatinib.

SCIENCE SIGNALING | RESEARCH RESOURCE

CANCER

Integrated proximal proteomics reveals IRS2 as a determinant of cell survival in ALK-driven neuroblastoma

Cell Reports (2018)
SHP2-i: SHP099 -allosteric inhibitor.

Large-Scale Phosphoproteomics Reveals Shp-2 Phosphatase-Dependent Regulators of Pdgf Receptor Signaling

Cell Reports (2017)
CHK1-i: SCH900776, ATM-i: KU55933

Proteomics Reveals Global Regulation of Protein SUMOylation by ATM and ATR Kinases during Replication Stress

Cell Reports (2017)
CDK7-i: THZ-1

Phosphoproteomics of Primary Cells Reveals Druggable Kinase Signatures in Ovarian Cancer

Cell Systems (2017)
Deepest proteome resolution of a human cell to date

An Optimized Shotgun Strategy for the Rapid Generation of Comprehensive Human Proteomes

Cell (2019)
Functional mapping of differential signaling by RPTK mutants

Oncogenic Mutations Rewire Signaling Pathways by Switching Protein Recruitment to Phosphotyrosine Sites

Nature Communications (2020)
Highest throughput, sensitivity, and scalability to date

ARTICLE

OPEN

Rapid and site-specific deep phosphoproteome profiling by data-independent acquisition without the need for spectral libraries

Nature Communications (2021)
Subcellular compartmental proteomics

ARTICLE

OPEN

Spatial-proteomics reveals phospho-signaling dynamics at subcellular resolution

Nature Communications (2021)
Clinically actionable resistance mechanisms

ARTICLE

OPEN

Proteomics of resistance to Notch1 inhibition in acute lymphoblastic leukemia reveals targetable kinase signatures

ONGOING (MULTICENTER): Profiling of DDR and core kinase pathway inhibitors (>45)



PC2 [27.21%]
PC1 [54.51%]
Inhibitor
ATR45
AZ20
NU6027
SCH900776
KU55933
KU60019
NU7026
NU7441
BIRB
SB203580
JNK8
SP600125
ATR
CHK1
ATM
DNAPK
p38a
JNK
EGF

43

ACRIVON THERAPEUTICS

ADVISORS AND COLLABORATORS

SAB



George Demetri, M.D., FACP, FASCO, FAACR

Professor, Harvard Med. School, Dir. Dana-Farber Cancer Institute & Ludwig Center, Boston

- Leader in Precision Oncology
- Key contributor to development and rapid approvals of Gleevec, Sutent, Stivarga, Zelboraf, Votrient, and Yondelis



Robert Abraham, Ph.D.

EVP, Head Cancer Biology, Odyssey Therapeutics

Adj. Prof. , Burnham Inst.
Adj. Prof. UCSD

- Expert in signal transduction-based R&D
- Previously SVP and WW Head, Oncology R&D, Pfizer
- VP, Oncology Res., Wyeth
- Professor, Burnham Institute
- Professor, Duke University



Timothy Yap, M.B.B.S., Ph.D., F.R.C.P.

Associate Prof., MD Anderson Cancer Center, Medical Director, Inst. for Applied Cancer Science

- Expert on DDR accelerated clinical development and predictive biomarkers
- Previously oncologist Royal Marsden, London and Inst. Cancer Res, London
- Lead/P.I. on numerous DDR trials



David Berman, M.D., Ph.D.

Professor, Director, Queen's Cancer Res. Inst., Ontario Canada

- GU Pathologist; bladder cancer expert
- Expert on protein biomarkers and quantitative tissue imaging
- Academic lead on ProMark®



Jesper V. Olsen, Ph.D.

Academic Co-Founder

Professor, Novo-Nordisk Foundation Protein Center, Cph. University

- Recognized pioneer and leading authority in phosphoproteomics and proteomic systems analyses
- Top 0.1% most cited scientist in protein sciences



Jung-Min Lee, M.D.

NCI Collaborator

Investigator, Lasker Clinical Research Scholar, NCI

- Expert on women's cancers and DNA damage response (DDR)
- Lead and co-PI on numerous HGSOC &TNBC trials
- Lead PI on ACR-368 platinum-resistant ovarian trials

44
ACRIVON THERAPEUTICS

AP3 IS APPLICABLE ACROSS DRUG DEVELOPMENT STAGES



Target ID
Hit ID
Lead Opt
IND Enabling
Early Clinical
Late Clinical
Approval & Commercialization
ID druggable driver targets
AP3 drug profiling: Unbiased drug target engagement & PD biomarkers
AP3 is also applicable in preclinical phase
Resistance Mechanisms
Rational Combinations
Indication Finding: OncoSignature patient sample screening
OncoSignature patient responder identification

45 ACRIVON THERAPEUTICS

OPTIMIZED DUAL INHIBITORS SHOW SHARED AND DIFFERENTIATED PATHWAY EFFECTS Optimized dual WEE1 and PKMYT1 inhibitors affect cell cycle and canonical MAPK pathways in desirable manner Benchmark* WEE1 + PKMYT1 Substrate motif-inferred ACR-2743 ACR-2316 Inhibitors in combination kinase activities Kinase activity based on proprietary PTM- Activity (NES) SEA-based hybrid workflow and analyses -5 0 5 *Clinical-stage selective WEE1 and PKMYT1 inhibitors 46 ACRIVON THERAPEUTICS

AP3-DERIVED DUAL POTENCY OPTIMIZATION TO OVERCOME WEE1 INHIBITOR RESISTANCE: RECIPROCAL QUENCHING



Cell cycle and cancer
DNA damage responses
DNA homology repair
Mitotic regulation
Protein set size
500
5
Enrichment Score (NES)
Induced
Suppressed
Comprehensive annotation, weighted for protein set size
EC75
Sensitive
Resistant
PKMYT1i
WEE1i
WEE1i
PKMYT1i
Protein set name
PUJANA_CHEK2_PCC_NETWORK
PUJANA_BRCA1_PCC_NETWORK
REACTOME_CELL_CYCLE
REACTOME_SEPARATION_OF_SIST ER_CHROMATIDS

47
ACRIVON THERAPEUTICS

AP3 REVEALS SINGLE AGENT SENSITIVITY CONTEXT AND RATIONAL DRUG COMBINATIONS INDEPENDENT OF GENETIC INFORMATION Using spatial phosphoproteomics (Nat. Commun., 2021) Acrivon’s AP3 platform can uncover single agent sensitivity and rational drug combinations for targets with complicated mechanism of action Cell Reports, August 9, 2022 48 ACRIVON THERAPEUTICS

ELI LILLY ACR -368 HIGH LEVEL LICENSE TERMS • In-licensing completed 27 January 2021 – WW exclusive rights with rights to sub-license – $5M up front and low single digit percentage equity subject to ordinary dilution going forward – Aggregate development and commercial milestone payments of up to $168M, of which $5M is due prior to NDA – Tiered percentage royalty on annual net sales ranging from low single-digit up to a maximum of 10% subject to certain specified reductions – Drug product as well as drug substance sufficient to treat several hundred patients – Limited right of first negotiation expiring 45 days upon completion of certain clinical milestones 49 ACRIVON THERAPEUTICS